KRANE SHARES TRUST

KraneShares MSCI All China Index ETF (the “Fund”)

Supplement dated February 15, 2019 to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (each, a “Prospectus” and together, the “Prospectuses”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On or about April 16, 2019, the Fund’s 80% Policy will change to investing at least 80% of its total assets in components of the MSCI China All Shares Index (“Underlying Index”), in depositary receipts, including American depositary receipts (“ADRs”), representing such components, and investment companies that seek to track the performance of a particular subset of the Underlying Index or of an index highly correlated to a portion of the Underlying Index. Accordingly, the following changes to the Prospectuses and Statement of Additional Information will become effective on or about April 16, 2019.

●	In the Fund Summary/Summary Prospectus section of the Prospectuses related to the Fund, the table and text under the “Fees and Expenses of the Fund” and “Example” headings are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Acquired Fund Fees and Expenses**	0.21%
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.93%
Fee Waiver***	0.21%
Total Annual Fund Operating Expenses After Fee Waiver	0.72%

*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

** The expense information in the table has been restated based on estimated amounts for the current fiscal year.

***Krane has contractually agreed to waive its management fee in the amount of any Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in the KraneShares Bosera MSCI China A Share ETF (“Fee Waiver”). The Fee Waiver will continue until April 16, 2020, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. This Example does not reflect any brokerage commissions that you may pay on purchases and sales of your shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$268	$487	$1,117

●	In the Fund Summary/Summary Prospectus section of the Prospectuses related to the Fund, the first paragraph under the “Principal Investment Strategies of the Fund” heading is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index, in depositary receipts, including American depositary receipts (“ADRs”), representing such components, and investment companies (such as the KraneShares Bosera MSCI China A Share ETF (the “Underlying Fund”)) that seek to track the performance of a subset of the Underlying Index or of an index highly correlated to a portion of the Underlying Index. The Underlying Index is a free float adjusted market capitalization weighted index designed to track the performance of Chinese exchange-listed equity securities. The securities eligible for inclusion in the Underlying Index include all types of publicly issued shares of Chinese issuers, such as A-Shares, B-Shares, H-Shares, P-Chips and Red Chips, which are described below. The Underlying Index may include small-cap, mid-cap and large-cap companies.

Currently, the Fund plans to achieve its investment objective, in part, by investing a portion of its assets in the Underlying Fund. The Underlying Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the MSCI China A Inclusion Index, which is highly correlated to a portion of the Underlying Index.

●	In the Fund Summary/Summary Prospectus section of the Prospectuses related to the Fund, the following paragraph is added below the last bullet point under the “Principal Investment Strategies of the Fund” heading:

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares may be issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

●	In the Fund Summary/Summary Prospectus section of the Prospectuses related to the Fund, the first paragraph under the “Principal Risks” heading is replaced with the following:

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund (and the underlying funds in which the Fund may invest, as appropriate, which will also affect the Fund) is subject to a number of additional risks that may affect the value of its shares, including:

●	In the Fund Summary/Summary Prospectus section of the Prospectuses related to the Fund, the following paragraph is added below “Red Chip Companies Risk” in the Principal Risk titled “China Risk:”

S-Chip Companies Risk. Shares of companies with business operations in mainland China and listed on the Singapore Exchange (“S-Chips”) may be issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda. They are subject to risks affecting their jurisdiction of incorporation, including any legal or tax changes. S Chip companies may or may not be owned at least in part by a Chinese central, provincial or municipal government and be subject to the types of risks that come with such ownership described herein. There may be little or no correlation between the performance of the Singapore stock market and the mainland Chinese stock market.

●	In the Fund Summary/Summary Prospectus section of the Prospectuses related to the Fund, the Principal Risk titled “Investment in Investment Companies Risk” is replaced with the following:

Investment in Investment Companies Risk. When investing in other investment companies (“Underlying Funds”), including those advised, sponsored or otherwise serviced by Krane, the Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the Underlying Funds’ expenses. Krane is subject to conflicts of interest in allocating Fund assets to Underlying Funds that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act.

●	In the Statutory Prospectus, under the “Investment Adviser” heading of the “Management” section, the footnote to the table that shows the fee the Fund pays under the Investment Advisory Agreement is replaced with the following:

Krane has contractually agreed to waive its management fee in the amount of any Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in the KraneShares Bosera MSCI China A Share ETF (“Fee Waiver”). The Fee Waiver will continue until April 16, 2020, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

●	In the Statement of Additional Information, under the “Investment Adviser” section, the footnote to the table that shows the fee the Fund pays under the Investment Advisory Agreement is replaced with the following:

Krane has contractually agreed to waive its management fee in the amount of any Acquired Fund Fees and Expenses incurred by the Fund that are attributable to the Fund’s investment in the KraneShares Bosera MSCI China A Share ETF (“Fee Waiver”). The Fee Waiver will continue until April 16, 2020, and may only be terminated prior thereto by the Board. In addition, the Fee Waiver Agreement will terminate if the Investment Advisory Agreement for the Fund is terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.